RELATED PARTY TRANSACTIONS	6 Months Ended
Jun. 30, 2013
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
9.             RELATED PARTY TRANSACTIONS

Net expenses (income) from related parties:

	Three months ended June 30,		Six months ended June 30,
(in thousands of $)	2013	2012	2013	2012
Transactions with Golar and affiliates:

Management and administrative services fees (a)	697	701	1,393	1,323
Ship management fees (b)	2,407	1,049	3,456	2,123
Interest expense on Golar Energy loan (c)	—	829	—	829
Interest expense on high-yield bonds (d)	602	—	1,172	—
Interest expense on Golar LNG vendor financing loan (for the Golar Freeze) (e)	—	3,793	—	7,586
Total	3,706	6,372	6,021	11,861

The amounts set forth in the table above exclude allocations for administrative expenses, pension costs and other financial items as described in note 2, relating to the Dropdown Predecessor.

Receivables (payables) from related parties:

As of June 30, 2013 and December 31, 2012 balances with related parties consisted of the following:

(in thousands of $)	June 30, 2013	December 31, 2012
Trading balances due to Golar and affiliates (f)	(10,387)	(546)
Short-term loan due to Golar (g)	(20,000)	—
High-yield bonds (d)	(32,950)	(34,953)
	(63,337)	(35,499)

(a) Management and administrative services agreement - On March 30, 2011, the Partnership entered into a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of Golar, pursuant to which Golar Management will provide to the Partnership certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. The Partnership may terminate the agreement by providing 120 days' written notice.

(b) Ship management fees - Golar and certain of its affiliates charged ship management fees to the Partnership for the provision of technical and commercial management of the vessels. Each of the Partnership’s vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain affiliates of Golar, including Golar Management and Golar Wilhelmsen AS ("Golar Wilhelmsen"), a partnership that is jointly controlled by Golar and by Wilhelmsen Ship Management (Norway) AS.

(c) Golar Energy loan - In January 2012, Golar LNG (Singapore) Pte. Ltd. ("Golar Singapore"), the subsidiary which holds the investment in PTGI, drew down $25 million on its loan agreement entered into in December 2011 with Golar LNG Energy Limited ("Golar Energy"). The loan was unsecured, repayable on demand and bore interest at the rate of 6.75% per annum payable on a quarterly basis. In connection with the acquisition of the subsidiaries that own and operate the NR Satu in July 2012, all amounts payable to Golar Energy by the subsidiaries acquired by the Partnership, including Golar Singapore, were extinguished .

(d) High-yield bonds - In October 2012, the Partnership completed the issuance of NOK1,300 million in senior unsecured bonds that mature in October 2017. The aggregate principal amount of the bonds is equivalent to approximately $227 million. Of this amount, approximately $35.0 million was issued to Golar. As of June 30, 2013, the U.S. dollar equivalent of the bonds issued to Golar was $33.0 million.

(e) Golar LNG vendor financing loan for the Golar Freeze- In October 2011, in connection with the purchase of the Golar Freeze, the Partnership entered into a financing loan agreement with Golar for an amount of $222.3 million. The facility was unsecured and bore interest at a fixed rate of 6.75% per annum payable quarterly. The loan was non-amortizing with a payment of $222.3 million due in October 2014. The loan was repaid in October 2012.

(f) Trading balances - Receivables and payables with Golar and its affiliates are comprised primarily of unpaid management fees, advisory and administrative services.  In addition, certain receivables and payables arise when the Partnership pays an invoice on behalf of a related party and vice versa.  Receivables and payables are generally settled quarterly in arrears. Trading balances due to Golar and its affiliates are unsecured, interest-free and intended to be settled in the ordinary course of business. They primarily relate to recharges for trading expenses paid on behalf of the Partnership including ship management and administrative service fees due to Golar.

(g) $20 million revolving credit facility - On April 13, 2011, the Partnership entered into a $20 million revolving credit facility with Golar.  The facility matures in April 2014 and is unsecured and interest-free. In May 2013, the Partnership drew down $20 million from the facility.

(h)  Dividends to China Petroleum Corporation - During the three months and six months ended June 30, 2013 and 2012, Faraway Maritime Shipping Co., which is 60% owned by the Partnership and 40% owned by China Petroleum Corporation ("CPC"), paid total dividends to CPC of $nil and $nil, $0.6 million and $1.2 million, respectively.

(i) Acquisitions from Golar - The Partnership acquired from Golar subsidiaries which own or lease and operate the NR Satu, the Golar Grand and the Golar Maria. The acquisition of the first two vessels were concluded between entities under common control and, thus, the net assets acquired were recorded at historic book value. The acquisition of the Golar Maria was accounted for as a business combination (see note 12).

The board of directors of the Partnership ("the Board") and the conflicts committee of the Board ("the Conflicts Committee") approved the purchase price for each transaction and the respective Golar Freeze vendor financing loan and Golar Grand option agreement. The Conflicts Committe retained a financial advisor, DnB Nor Markets, to assist with its evaluation of the transaction. The details of each transaction are as follows:

	2012
(in millions of $)	Golar Grand	NR Satu
Purchase consideration	176.8	388.0
Less: Net assets acquired
- Vessel – historic book value	127.5	257.6
- Capital lease obligation assumed (net of restricted cash)	(90.8)	—
- Other net assets/(liabilities)	6.4	(1.9)
Total net assets acquired	(43.1)	(255.7)
Deduction to equity	133.7	132.3

Golar Grand option
In connection with the acquisition of the Golar Grand in November 2012, the Partnership entered into an option agreement with Golar ("Option Agreement"). Under the Option Agreement, the Partnership has an option to require Golar to enter into a new time charter with Golar as charterer until October 2017 if the current charterer does not renew or extend the existing charter after the initial term.

Indemnifications and guarantees

Tax lease indemnifications

Under the Omnibus Agreement, Golar has agreed to indemnify the Partnership in the event of any liabilities in excess of scheduled or final settlement amounts arising from the Methane Princess' leasing arrangement, including losses in connection with the termination thereof.

In addition, Golar has agreed to indemnify the Partnership against any liabilities incurred as a consequence of a successful challenge by the UK Revenue Authorities with regard to the initial tax basis of the transactions in respect of the Methane Princess (and other vessels previously) financed by UK tax leases or in relation to the restructuring terminations in 2010.

Environmental and other indemnifications

Under the Omnibus Agreement, Golar has agreed to indemnify the Partnership until April 13, 2016, against certain environmental and toxic tort liabilities with respect to the assets that Golar contributed or sold to the Partnership to the extent arising prior to the time they were contributed or sold. However, claims are subject to a deductible of $0.5 million and an aggregate cap of $5 million.

In addition, pursuant to the Omnibus Agreement, Golar agreed to indemnify the Partnership for any defects in title to the assets contributed or sold to the Partnership and any failure to obtain, prior to April 13, 2011, certain consents and permits necessary to conduct the Partnership’s business, which liabilities arise within three years after the closing of the IPO on April 13, 2011.

Acquisition of the Golar Freeze and NR Satu

Under the Purchase, Sale and Contribution Agreements entered into between Golar and the Partnership on October 19, 2011 and July 19, 2012, Golar agreed to extend the above environmental and other indemnifications set forth in the two immediately preceding paragraphs to include any liabilities relating to the Golar Freeze and the NR Satu.